ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:        April 1, 2000 - April 30, 2000

Settlement Date:          15-May-00

A.   SERIES INFORMATION

     Advanta Leasing Receivables Corp. VIII and
     Advanta Leasing Receivables Corp. IX
     Equipment Receivables Asset-Backed Notes,
     Series 1999-1


I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)     Beginning Aggregate Contract Principal Balance .................................................    $ 67,140,465.21
                                                                                                                  ---------------
     (b.)     Contract Principal Balance of all Collections allocable to Contracts ...........................    $  4,313,901.01
                                                                                                                  ---------------
     (c.)     Contract Principal Balance of Charged-Off Contracts ............................................    $    221,360.33
                                                                                                                  ---------------
     (e.)     Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date ........    $ 62,605,203.87
                                                                                                                  ---------------

              BALANCES ON THIS SETTLEMENT DATE
     (d.)     Class A Principal Balance as of this
              Settlement Date (Class A Note Factor)                0.5154991                                      $ 50,970,556.05
                                                                   ---------                                      ---------------
     (e1.)    Ending Class A-1 Principal Balance                   0.0593747               $ 3,023,921.05
                                                                   ---------              ---------------
     (e2.)    Ending Class A-2 Principal Balance                   1.0000000               $38,500,927.00
                                                                   ---------              ---------------
     (e3.)    Ending Class A-3 Principal Balance                   1.0000000               $ 9,445,708.00
                                                                   ---------              ---------------
     (f.)     Ending Class B Principal Balance as of this
              Settlement Date (Class B Note Factor)                1.0000000                                      $ 11,599,991.00
                                                                   ---------                                      ---------------

II.  COMPLIANCE RATIOS

     (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts ..................................     $68,561,073.88
                                                                                                                  ---------------

     (b.)     CBR of Contracts 1 - 30 days delinquent ........................................................     $ 7,008,381.03
                                                                                                                  ---------------
     (c.)      % of Delinquent Contracts 1- 30 days as of the related Calculation Date .......................             10.22%
                                                                                                                  ---------------

     (d.)     CBR of Contracts 31 - 60 days delinquent .......................................................     $ 3,059,184.24
                                                                                                                  ---------------
     (e.)      % of Delinquent Contracts 31- 60 days as of the related Calculation Date ......................              4.46%
                                                                                                                  ---------------

     (f.)     CBR of Contracts 61 - 90 days delinquent .......................................................     $ 1,559,883.40
                                                                                                                  ---------------
     (g.)      % of Delinquent Contracts 61- 90 days as of the related Calculation Date ......................              2.28%
                                                                                                                  ---------------

     (h.)     CBR of Contracts 91 - 120 days delinquent ......................................................     $ 1,379,351.48
                                                                                                                  ---------------
     (i.)      % of Delinquent Contracts 91- 120 days as of the related Calculation Date .....................              2.01%
                                                                                                                  ---------------

     (j1.)    % of Delinquent Contracts 31 days or more as of the related Calculation Date ...................              8.75%
                                                                                                                  ---------------
     (j2.)    Month 2:                  Mar-00 ...............................................................              9.22%
                                       --------                                                                   ---------------
     (j3.)    Month 3:                  Feb-00 ...............................................................             10.68%
                                       --------                                                                   ---------------
     (j4.)    Three month rolling average % of Delinquent Contracts 31 days or more ..........................              9.55%
                                                                                                                  ---------------

     (k1.)    Net Charge-Off % for the related Collection Period (annualized 30/360) .........................              2.01%
                                                                                                                  ---------------
     (k2.)    Month 2:                  Mar-00 ...............................................................              4.49%
                                       --------                                                                   ---------------
     (k3.)    Month 3:                  Feb-00 ...............................................................              2.07%
                                       --------                                                                   ---------------
     (k4.)    Three month rolling average % for Defaulted Contracts ..........................................              2.86%
                                                                                                                  ---------------

              Does the Cumulative Loss % exceed
     (l1.)    The Loss Trigger Level % from Beginning Period to and including 12th Collection
              Period ? . Y or N ..............................................................................         NO
                                                                                                                  ---------------
     (l2.)    The Loss Trigger Level % from 13th Collection Period to and including 24th Collection
              Period ? .Y or N. ..............................................................................        n/a
                                                                                                                  ---------------
     (l3.)    The Loss Trigger Level % from 25th Collection Period and thereafter ?     Y or N ...............        n/a
                                                                                                                  ---------------

     (m1.)    Residual Realization for the related Collection Period .........................................            130.89%
                                                                                                                  ---------------
     (m2.)    Month 2:                  Mar-00 ...............................................................            115.87%
                                       --------                                                                   ---------------
     (m3.)    Month 3:                  Feb-00 ...............................................................            123.97%
                                       --------                                                                   ---------------
     (m4.)    Three month rolling average Residual Realization Ratio .........................................            123.58%
                                                                                                                  ---------------


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
     (n.)     Does the three month rolling Residual Realization ratio exceed 100%      Y or N ................          YES
                                                                                                                  ----------------

III. FLOW OF FUNDS
     (1.)     The amount on deposit in Available Funds .......................................................     $ 5,190,616.35
                                                                                                                  ----------------
     (2.)     The prepayment amounts deposited, if any, by the Issuers'  to the Collection
              Account for removal of defaulted contracts .....................................................     $            -
                                                                                                                  ----------------
     (3.)     Total deposits in the Collection Account to be used as available funds on this
              Payment Date ...................................................................................     $ 5,190,616.35
                                                                                                                  ----------------

     (a.)     To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance
                                                                                                                  ----------------
     (b.)     To the Servicer, the Servicing Fee and miscellaneous amounts, if any ...........................     $    55,950.39
                                                                                                                  ----------------

              To Series 1999-1 Noteholders:
     (c.)     To Class A, the total Class A Note Interest and Class A Overdue Interest for
              the related period .............................................................................     $   301,255.46
                                                                                                                  ------------------


                                Interest on Class A-1 Notes ...................  $    33,904.18
                                                                                 --------------
                                Interest on Class A-2 Notes ...................  $   213,038.46
                                                                                 --------------
                                Interest on Class A-3 Notes ...................  $    54,312.82
                                                                                 --------------
     (d.)     Interest on Class B Notes for the related period ...............................................     $    70,276.61
                                                                                                                  -----------------

     (e.)     To Series 1999-1 Noteholders:
              To Class A, the total applicable Principal Payment .............................................     $ 4,535,261.34
                                                                                                                  -----------------
                                Principal Payment to Class A-1 Noteholders ....  $ 4,535,261.34
                                                                                 --------------
                                Principal Payment to Class A-2 Noteholders ....  $          --
                                                                                 --------------
                                Principal Payment to Class A-3 Noteholders ....  $          --
                                                                                 --------------
              To Class B for applicable Principal Payment to the extent of the
              Class B Floor ..................................................................................     $           --
                                                                                                                  -----------------


     (f.)     To the Reserve Account :
              The amount needed to increase the amount in the Reserve Account
              to the Required Reserve ........................................................................     $   227,872.55
                                                                                                                  -----------------


     (g.)     Upon the occurrence of a Residual Event     the lesser of:
              (A) the remaining Available Funds and ...........................  $           --
                                                                                 ---------------
              (B) the aggregate amount of Residual Receipts included in
                  Available Funds .............................................  $           --
                                                                                 ---------------
              To be deposited to the Residual Account ........................................................     $           --
                                                                                                                  ----------------

     (h.)     To the Issuers, as owner of the Pledged Assets, any remaining
              Available Funds on deposit in the Collection Account (the
              "Issuers' Interest") ...........................................................................     $           --
                                                                                                                  ----------------

IV.  SERVICER ADVANCES

     (a.)     Aggregate amount of Servicer Advances at the beginning of the Collection Period ................     $ 1,467,355.40
                                                                                                                  ----------------
     (b.)     Servicer Advances reimbursed during the Collection Period ......................................     $    61,667.80
                                                                                                                  ----------------
     (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
              Settlement Date ................................................................................
                                                                                                                  ----------------
     (d.)     Servicer Advances made during the related Collection Period ....................................     $    78,169.33
                                                                                                                  ----------------
     (e.)     Aggregate amount of Servicer Advances at the end of the Collection
              Period .........................................................................................     $ 1,483,856.93
                                                                                                                  ----------------
     (f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
              were not made ..................................................................................     $          --
                                                                                                                  ----------------


V.   RESERVE ACCOUNT
     (a.)     Amount on deposit at the beginning of the related Collection Period ............................     $ 2,106,460.16
                                                                                                                  ----------------
     (b.)     Amount of interest earnings reinvested for the related Monthly Period ..........................     $     9,967.71
                                                                                                                  ----------------
     (c.)     Amounts used to cover shortfalls, if any,  for the related Collection Period ...................     $          --
                                                                                                                  ----------------
     (d.)     Amounts transferred from the Collection Account, if applicable .................................     $   227,872.55
                                                                                                                  ----------------
     (e.)     Balance remaining before calculating Required Reserve Amount ...................................     $ 2,344,300.42
                                                                                                                  ----------------

     (f.)     Required Reserve Amount needed as of the related Collection Period .............................     $ 3,128,527.35
                                                                                                                  ----------------

     (g1.)    If (d) above is greater than (e), then excess amount to be transferred to
              the Series Obligors ............................................................................     $          --
                                                                                                                  ----------------
     (g2.)    If (e) is greater than (d), then amount of shortfall ...........................................     $   784,226.93
                                                                                                                  ----------------

     (h.)     Amounts on deposit at the end of the related Collection Period (e minus g1) ....................     $ 2,344,300.42
                                                                                                                  ----------------

     (i.)     Is the Required Reserve Amount equal to the balance in the Reserve Account
              as of the related Collection period ? Y or N ...................................................              NO
                                                                                                                  ----------------


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
VI.  RESIDUAL ACCOUNT
     (a.)     Amount on deposit at the beginning of the related Collection Period ............................     $           --
                                                                                                                  ----------------
     (b.)     Amounts transferred from the Collection Account ................................................     $           --
                                                                                                                  ----------------
     (c.)     Amounts used to cover shortfalls for the related Collection Period .............................     $           --
                                                                                                                  ----------------
     (d.)     Amount on deposit at the end of the related Collection Period ..................................     $           --
                                                                                                                  ----------------


VII. ADVANCE PAYMENTS

     (a.)     Beginning aggregate Advance Payments ...........................................................     $   975,000.97
                                                                                                                  ----------------
     (b.)     Add:  Amount of Advance Payments collected during the related Collection Period ................     $   465,363.63
                                                                                                                  ----------------
     (c.)     Add:  Investment earnings for the related  Collection Period ...................................     $           --
                                                                                                                  ----------------
     (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...................     $   666,675.06
                                                                                                                  ----------------
     (e.)     Ending aggregate Advance Payments ..............................................................     $   773,689.54
                                                                                                                  ----------------



     ADVANTA BUSINESS SERVICES  CORP., as Servicer

     By:      /s/ John Paris

     Title:   SR VP

     Date:    05/10/00


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